February 22, 2018

DREYFUS INVESTEMENT FUNDS
-Dreyfus/Standish Global Fixed Income Fund

Supplement to Current Summary and Statutory Prospectus

The following information supersedes and replaces the information contained in "Portfolio Management" in the fund's summary prospectus and "Fund Summary – Portfolio Management" in the fund's statutory prospectuses:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus), and the fund's subadviser is BNY Mellon Asset Management North America Corporation (BNY Mellon AMNA), an affiliate of Dreyfus.

David Leduc, CFA, Brendan Murphy, CFA and Scott Zaleski are the fund's primary portfolio managers, positions they have held since August 2006, May 2011 and February 2018, respectively. Mr. Leduc is Active Fixed Income Chief Investment Officer at BNY Mellon AMNA.  Mr. Murphy is Head of Global and Multi-Sector Fixed Income at BNY Mellon AMNA.  Mr. Zaleski is a senior portfolio manager at BNY Mellon AMNA.

The following information supersedes and replaces the third and fourth paragraphs in "Fund Details – Management" in the fund's statutory prospectuses:

Dreyfus has engaged its affiliate, BNY Mellon Asset Management North America Corporation, to serve as the fund's subadviser.  BNY Mellon AMNA, a registered investment adviser, is an indirect wholly-owned subsidiary of BNY Mellon with its principal office located at BNY Mellon Center, One Boston Place, Boston, MA 02108.  BNY Mellon AMNA is a specialist multi-asset investment manager formed by the combination of certain BNY Mellon affiliated investment management firms, effective January 31, 2018.  BNY Mellon AMNA, subject to Dreyfus' supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's investments.  BNY Mellon AMNA's predecessor investment management firms had aggregate assets under management of approximately $575 billion, as of December 31, 2017.

David Leduc, CFA, Brendan Murphy, CFA and Scott Zaleski are the fund's primary portfolio managers, positions they have held since August 2006, May 2011 and February 2018, respectively. Messrs. Leduc, Murphy and Zaleski are jointly and primarily responsible for managing the fund's portfolio. Mr. Leduc is Active Fixed Income Chief Investment Officer at BNY Mellon AMNA and is responsible for overseeing fixed income investment management activities of BNY Mellon AMNA.  Prior to that role, he was Chief Executive Officer and Chief Investment Officer at Standish Mellon Asset Management Company LLC, a predecessor company of BNY Mellon AMNA, since August 2015 and October 2010, respectively.  He joined BNY Mellon AMNA or a predecessor company in 1995.  Mr. Murphy is Head of Global and Multi-Sector Fixed Income at BNY Mellon AMNA.  He joined BNY Mellon AMNA or a predecessor company in 2005.  Mr. Zaleski is a senior portfolio manager at BNY Mellon AMNA and joined BNY Mellon AMNA or a predecessor company in June 2014.  Previously, he was a senior portfolio manager at Flatley Company from May 2010 to June 2014.

6940STK0218

6940STK0218                                   -2-